UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2025

FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTEK	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On March 27, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) took the following actions:

A.
The Committee determined the number of restricted stock units to be awarded pursuant to the terms of the Company’s 2023 Executive Performance RSU Award Agreement (the “2023 Agreement”) entered into with each of the Company’s President/Chief Executive Officer, Treasurer/Chief Financial Officer and Senior Vice President, Sales. A copy of the 2023 Agreement is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on May 10, 2023.

The 2023 Agreement provides for four possible RSU awards: Look-Back RSUs, Total Revenue RSUs, New Business Growth RSUs and Operating Income Growth RSUs. The Committee determined that no Total Revenue RSUs, New Business Growth RSUs or Operating Income Growth RSUs would be awarded for the 2024 performance period. With respect to Look-Back RSUs, the Committee determined to award the number of RSUs set forth in the table below.

Name and Title	Target Look-Back RSUs	Actual RSUs Awarded
Vincent J. Arnone President and Chief Executive Officer	41,700	20,850
Ellen T. Albrecht Chief Financial Officer and Treasurer	16,700	8,350
William E. Cummings, Jr. Senior Vice President, Sales	12,500	6,250

B.
The Committee authorized the Company to enter into a 2025 Executive Performance RSU Award Agreement (the “2025 Agreement”) with certain officers, including its President and Chief Executive Officer, Chief Financial Officer and Senior Vice President, Sales (each a “2025 Participating Executive”) pursuant to which each 2025 Participating Executive will have the opportunity to earn the amount of restricted stock units (RSUs) based on Fuel Tech’s performance in 2025 and 2026 as shown in the table below.

The 2025 Agreement provides for four possible RSU awards: “Look-Back RSUs,” “Total Revenue RSUs,” “New Business Growth RSUs,” and “Operating Income Growth” RSUs. Under the terms of the Agreement, a target amount of RSUs for each of the four possible RSU award components is set for each Participating Executive for 2025 and 2026. The amount, if any, of actual RSU awards to be issued is contingent on performance by the Participating Executive and the Company in the performance areas and for the measurement periods set forth in the Agreement.

Look-Back RSUs: Each Participating Executive has the opportunity to earn a targeted amount of “Look-Back RSUs” based upon the Participating Executive’s performance during 2025 and 2026. After the completion of applicable calendar year, the Committee, in its business judgment, may approve or not approve the Company granting to each Participating Executive a number of Look-Back RSUs between zero and the targeted Look-Back RSU amount based on the Committee’s subjective, qualitative assessment of each such executive’s overall performance during the applicable calendar year. No specific, individualized prospective performance goals are associated with the Look-Back RSUs for any of the Participating Executives, and the Committee may use a variety of factors in determining the amount of any such award, including one or more of the factors shown in Exhibit A of the 2025 Agreement. All such RSU grants shall otherwise be made subject to the terms of the Company’s standard Executive Performance RSU Agreement, including a vesting schedule that provides for vesting of one-third of the granted Look-Back RSUs after the first anniversary of the grant determination date, one-third after the second anniversary date and one-third after the third anniversary date.

Total Revenue RSUs: Each Participating Executive has the opportunity to earn a targeted amount of RSUs (“Total Revenue RSUs”) to be granted depending upon the Company’s revenue performance during 2025 and 2026. After the completion of 2025 and 2026, if the Company has achieved the targeted amount of total revenue ($33.8 million in 2025 and $37.18 million in 2026), the Participating Executive will be granted 100% of his or her target Total Revenue RSUs for the applicable year. If the Company achieves 90% of the targeted amount of total revenue in any applicable calendar year, the Participating Executive will be granted 50% of his or her target Total Revenue RSUs for the applicable year. If the Company achieves revenue in between the targeted Total Revenue for such year and the 90% threshold described above, the amount of RSUs to be granted to the Participating Executive will be interpolated and rounded to the nearest multiple of 100 shares. All such RSU grants shall otherwise be made subject to the terms of the Company’s standard Executive Performance RSU Agreement, including a vesting schedule that provides that 100% of the granted RSUs will vest one year following the grant determination date.

New Business Revenue RSUs: Each Participating Executive has the opportunity to earn a targeted amount of RSUs (“New Business RSUs”) to be granted depending upon the Company’s revenue in 2025 and 2026 attributable to the sale of new products or services not sold by the Company prior to January 1, 2025. After the completion of 2025 and 2026, if the Company has achieved the targeted amount of new business revenue ($1.0 million in 2025 and $3.0 million in 2026), the Participating Executive will be granted 100% of his or her target New Business RSUs for the applicable year. If the Company achieves 75% of the targeted new business revenue in any applicable calendar year, the Participating Executive will be granted 50% of his or her target New Business RSUs for the applicable year. If the Company achieves new business revenue in between the targeted new business revenue amount for such year and the 75% threshold described above, the amount of RSUs to be granted to the Participating Executive will be interpolated and rounded to the nearest multiple of 100 shares. All such RSU grants shall otherwise be made subject to the terms of the Company’s standard Executive Performance RSU Agreement, including a vesting schedule that provides that 100% of the granted RSUs will vest one year following the grant determination date.

Operating Income RSUs: Each Participating Executive has the opportunity to earn a targeted amount of RSUs (“Operating Income RSUs”) to be granted depending upon the Company’s achievement of specified levels of operating income in 2025 and 2026. After the completion of 2025 and 2026, if the Company has achieved the target operating income amount ($1.0 million in 2025 and $2.0 million in 2026), the Participating Executive will be granted 100% of his or her target Operating Income RSUs for the applicable year. If the Company achieves 50% of the target operating income in any applicable calendar year, the Participating Executive will be granted 50% of his or her target Operating Income RSUs for the applicable year. If the Company achieves operating income in between the target operating income for such year and the 50% threshold described above, the amount of RSUs to be granted to the Participating Executive will be interpolated and rounded to the nearest multiple of 100 shares. All such RSU grants shall otherwise be made subject to the terms of the Company’s standard Executive Performance RSU Agreement, including a vesting schedule that provides that 100% of the granted RSUs will vest one year following the grant determination date.

Participating Executive	Year	Target Look- Back RSUs*	Target Total Revenue RSUs*	Target New Business Revenue RSUs*	Target Operating Income RSUs*	Total Potential RSU Award*
Vincent J. Arnone	2025	41,700	41,700	41,700	41,700	166,800
President and Chief Executive Officer	2026	41,700	41,700	41,700	41,700	166,800
Ellen T. Albrecht	2025	16,700	16,700	16,700	16,700	66,800
Chief Financial Officer	2026	16,700	16,700	16,700	16,700	66,800
William E. Cummings, Jr.	2025	12,500	12,500	12,500	12,500	50,000
Senior Vice President, Sales	2026	12,500	12,500	12,500	12,500	50,000

*
The amount of RSUs shown represents “target” number of RSUs to be granted upon full achievement of the targets. The actual amount of RSUs granted for each category will be determined by the Committee following the end of each of 2025 and 2026, respectively.

A copy of the form of the 2025 Executive Performance RSU Agreement is attached to this Form 8-K as Exhibit 99.1.

C.
The Committee adopted Fuel Tech’s 2025 Corporate Incentive Plan (the “2025 CIP”). All employees of Fuel Tech and its wholly-owned subsidiaries (excluding sales personnel) are eligible for participation in the 2025 CIP, including Fuel Tech’s President and Chief Executive Officer (Vincent J. Arnone) and Chief Financial Officer and Treasurer (Ellen T. Albrecht). Potential cash awards under the CIP are designed to focus employees on the achievement of both positive earnings growth for Fuel Tech as well as on their own individual performance. A copy of the 2025 CIP is attached to this Report as Exhibit 99.2.

The 2025 CIP is structured as follows:

●
Payouts are based on Fuel Tech’s ability to realize Operating Income. For purposes of the 2025 CIP, “Operating Income” means Fuel Tech’s operating income before the impact of incentive pay (but including adjustments to reflect the payment of sales commissions), as determined by the Committee in its sole discretion. An “Incentive Pool” may be created dependent on Fuel Tech’s obtaining specified levels of Operating Income during the fiscal year. If the Incentive Pool is created, each participant will be awarded his or her designated portion of the Incentive Pool. The focus on Operating Income provides an objective measurement of Fuel Tech’s financial performance to directly tie any payout to the overall financial performance of Fuel Tech across all business lines.

●
No amounts are payable under the 2025 CIP unless Fuel Tech achieves a minimum of $250,000 in Operating Income for the applicable fiscal year. Accordingly, if Fuel Tech’s Operating Income financial performance for a fiscal year falls below $250,000, there is no payout under the 2025 CIP.

●
If Fuel Tech generates Operating Income equal to or greater than $250,000 in a fiscal year, the percentage of Operating Income funded into the Incentive Pool equals 25% of all Operating Income. On the other hand, if Fuel Tech generates less than $250,000 in Operating Income in a fiscal year, no amount is funded into the Incentive Pool because the $250,000 payout threshold will not have been met.

●	The aggregate size of the potential Incentive Pool is “capped” at $3 million.

●
The 2025 CIP contemplates that incentive payments to individual employees will be based on the amount of the Incentive Pool; the employee’s base wages for the applicable year; the employee’s target bonus factor (a percentage assigned to each employee based on such employee’s job level and contribution) and, for all employees below the level of Vice President, the employee’s achievement percentage (an overall job performance multiplier factor that can range from 0% to 100%, and represents the employee’s achievement of individual objectives in the fiscal year).

●
The target bonus factor for Mr. Arnone under the 2025 CIP is 50% and for Ms. Albrecht, 30%. In addition, the 2025 CIP provides that the achievement percentage assigned to Fuel Tech’s Principal Executive Officer (Mr. Arnone), the Principal Financial Officer (Ms. Albrecht), and any Vice President will automatically equal 100%.

D.
The Committee adopted Fuel Tech’s 2025 Current Objectives Plan (the “2025 COP”). All employees of Fuel Tech and its wholly-owned subsidiaries (excluding sales personnel and Fuel Tech’s President and Chief Executive Officer (Mr. Arnone)) are eligible for participation in the 2025 COP, including Fuel Tech’s Chief Financial Officer and Treasurer (Ms. Albrecht). A copy of the 2025 COP is attached to this Report as Exhibit 99.3.

The 2025 COP is structured as follows:

●
For 2025, Fuel Tech will set aside an amount equal to $162,500 upon the completion in full of each of the four respective current objectives described below on or before the assigned completion date for such objective, with the total bonus pool being capped at $650,000.

●
If Fuel Tech achieves all four current objectives by the applicable dates set forth below, a total amount of $650,000 will be set aside into the bonus pool. On the other hand, if Fuel Tech achieves two of the four current objectives, a total amount of $325,000 will be set aside into the Bonus Pool. If Fuel Tech fails to achieve any of the current objectives, no funds will be set aside into the Bonus Pool.

●
For the 2025 COP, there are three steps for determining whether, and the extent to which, an annual cash incentive award is payable. First, at the beginning of the fiscal year, the Compensation Committee determines the target annual cash incentive award for such employee based on a percentage of such employee’s annual base salary for that year. Second, at the beginning of the fiscal year, the Compensation Committee establishes the specific company-wide performance goals that must be met in order for the employee to receive the award and the related weighting of each goal. Third, shortly after the end of the fiscal year, the Compensation Committee determines whether or not these performance goals were met and the amount of the award.

●
The 2025 COP emphasizes pay-for-performance and is intended to closely align executive compensation with achievement of specified operating results as the cash incentive amount is only funded if the corporate objective has been achieved in full.

For 2025, the four corporate objectives are as follows:

Objective	Deliverables to be Completed
Business Development – Water Treatment Business Initiative
Quantifiable growth in the water and wastewater treatment business initiative during 2025, including:
•    Completing at least two demonstrations during the year supported by documentation (e.g. white papers and case studies).
•    Executing binding commercial sales documentation valued at $1 million in revenue in the aggregate from at least two commercial customers.

Business Growth – Base Businesses
Investigate and implement business development activities including:
•     Determining the viability of outgoing or incoming incremental technology licensing opportunities.
•     Determining the viability of potential acquisitions to strengthen or expand the markets served by Fuel Tech’s products.
•     Developing and enhancing relationships with new or existing supply chain partners.

Investment in Human Capital
Continue to invest in Fuel Tech’s human capital in order to retain and attract the highest level of talent, including:
•      Creating a comprehensive onboarding and training program template to be used for all new hires.
•      Creating a formal library of documents for all critical processes within each functional area.

Operational Execution Excellence	For Fuel Tech’s SNCR, SCR and ULTRA® technologies, perform a detailed review of product performance and functionality.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Form of 2025 Fuel Tech, Inc. Executive Performance RSU Agreement
99.2	Fuel Tech, Inc. 2025 Corporate Incentive Plan
99.3	Fuel Tech, Inc. 2025 Corporate Objectives Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)

	By:	/s/ Bradley W. Johnson
Bradley W. Johnson
Date: April 2, 2025		Vice President, General Counsel and Secretary